EXHIBIT 10.1

REGULATION D DEBT CONVERSION AGREEMENT

THIS AGREEMENT is made effective as of the 28th day of March, 2007.

BETWEEN:

ARVANA INC., a Nevada corporation

(hereinafter called the “Company”)

OF THE FIRST PART

AND:

ARVANA NETWORKS INC., a Barbados corporation

(hereinafter called “Arvana Networks”)

OF THE SECOND PART

AND:

IPH HORIZON LLC

(hereinafter called the “Creditor”)

OF THE THIRD PART

WHEREAS:

A. Arvana Networks, a wholly owned subsidiary of the Company entered into an agreement in August 2005 with the Creditor (the “Original Agreement”) whereby the Creditor was to be issued 1,500,000 shares of the Company in exchange for a commitment to deliver equipment, software and network hardware for the initial launching of VOIP service in Brazil. The Creditor also agreed to provide termination services to Arvana Networks, at its cost plus an administration fee not to exceed 13 percent.

B. As of December 31, 2005 and 2006, Arvana Networks and the Company had not received the assets to be acquired in connection with Original Agreement.

C. While a share certificate was delivered to the Creditor representing the 1,500,000 shares (the “Original Share Certificate”), the 1,500,000 shares were not considered issued for accounting purposes because Arvana Networks and the Company had not yet received the assets to be acquired in connection with this transaction.

D. The Creditor, Arvana Networks and the Company have agreed to settle the obligations of Arvana Networks and the Company under the Original Agreement for the amount of $150,000 to be owed by the Company to the Creditor (defined herein as the “Indebtedness”).

E. Arvana Networks, the Company and the Creditor have agreed to settle the Indebtedness by the issuance of 500,000 shares of the Company’s common stock to the Creditor upon the terms and conditions of this Agreement.

NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

ARTICLE 1
DEFINITIONS

1.1 Definitions. The following terms will have the following meanings for all purposes of this Agreement:

(a) “Agreement” shall mean this Agreement, and all schedules and amendments to in the Agreement;

(b) “Common Stock” means the Common Stock of the Company with a par value of $0.001 per share;

(c) “Exchange Act” shall mean the United States Securities Exchange Act of 1934, as amended;

(d) “Indebtedness” means the amount of $150,000 owed by the Company to the Creditor further to the settlement referred to in Section 2.1 of this Agreement.

(e) “Offering” shall mean the offering of the Shares by the Company to the Creditor;

(f) “SEC” shall mean the United States Securities and Exchange Commission;

(g) “SEC Filings” shall mean those filings made by the Company with the SEC in accordance with its reporting obligations under the Exchange Act;

(h) “Securities Act” shall mean the United States Securities Act of 1933, as amended;

(i) "Shares" means 500,000 shares of Common Stock to be issued to the Creditor pursuant to the terms and conditions of this Agreement in settlement of the Indebtedness.

1.2 Currency. All dollar amounts referred to in this agreement are in United States funds, unless expressly stated otherwise.

ARTICLE 2
SETTLEMENT AND PURCHASE AND SALE OF SHARES

2.1 Settlement of Amounts Owing Under Original Agreement. The Company, Arvana Networks and the Creditor hereby agree that the amount owing by Arvana Networks and the Company to the Creditor under the Original Agreement for all assets transferred and services provided by the Creditor to Arvana Networks and the Company under the Original Agreement is $150,000, which amount is owed by the Company to the Creditor and is referred to herein as the Indebtedness. The Company and Arvana Networks agree that no further assets or services are to be provided by the Creditor under the Original Agreement. The Creditor agrees that no further consideration is payable by the Company or Arvana Networks to the Creditor under the Original Agreement, including the originally contemplated 1,500,000 shares. Each of the Company and Arvana Networks, on the one hand, and the Creditor, on the other, hereby release each other from all liabilities and obligations under the Original Agreement. Further to this Agreement and as a condition of delivery by the Company of the Shares pursuant to Section 2.3 of this Agreement, the Creditor agrees to forthwith surrender and return the Original Share Certificate to the

Company. Upon surrender, the 1,500,000 shares represented by the Original Share Certificate will be cancelled and returned to treasury and will be deemed and treated as if the shares had not been originally issued in the first instance.

2.2 Agreement to Convert Indebtedness to Shares. Subject to the terms and conditions of this Agreement, the Creditor hereby agrees to accept the issuance by the Company to the Creditor of the Shares as payment in full of the Indebtedness.

2.3 Delivery of Shares. Upon execution of this Agreement by the Company, the Company will deliver to the Creditor certificates representing the Shares. Upon delivery by the Company of the certificates representing the Shares, the Indebtedness will be deemed to be repaid in full by the Company, the Company will have no further liability or obligation to the Creditor in respect of the Indebtedness and the Creditor will have no further claim or action against the Company in respect of the Indebtedness.

2.4 Compliance with Securities Laws. The obligation of the Company to issue the Shares is conditional upon compliance with all securities laws and other applicable laws of the jurisdiction in which the Creditor is resident. Each Creditor will deliver to the Company all other documentation, agreements, representations and requisite government forms required by the lawyers for the Company as required to comply with all securities laws and other applicable laws of the jurisdiction of the Creditor.

2.5 Contractual Hold Period. The Creditor agrees that it will not sell, assign or otherwise transfer the Shares or any interest in the Shares during the two year period from the date of issue of the Shares without the prior written consent of the Company. This agreement will survive the issuance of the Shares. The Creditor agrees that the certificate representing the Shares will be endorsed with the following legend to reflect this agreement:

“The shares represented by this certificate may not be sold, assigned or otherwise transferred without the prior written consent of the Company until April <>, 2009.”

ARTICLE 3
AGREEMENTS, REPRESENTATIONS AND WARRANTIES OF THE CREDITOR

3.1 Exemption from Registration. The Creditor acknowledges and agrees that the Shares will be issued to the Creditor without such offers and sales being registered under the Securities Act, and will be issued to the Creditor in accordance with an exemption of the registration requirements of the Securities Act provided by Rule 506 of Regulation D of the Securities Act based on the representations and warranties of the Creditor in this Agreement. As such, the Creditor further acknowledges and agrees that all Shares will, upon issuance, be “restricted securities” within the meaning of the Securities Act inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances. The Creditor further acknowledges that the Offering has not been reviewed by the SEC or any state or provincial securities regulatory authority.

3.2 Resales of Shares. The Creditor agrees that the Shares may not be offered, resold, pledged or otherwise transferred except through an exemption from registration under the Securities Act, or pursuant to an effective registration statement under the Securities Act, and in accordance with all applicable state securities laws and the laws of any other jurisdiction. The Creditor agrees that the Company may require the opinion of legal counsel reasonably acceptable to the Company in the event of any offer, sale, pledge or transfer of any of the Shares by the Creditor.

3.3 No Requirement to Register. The Creditor acknowledges and agrees that the Company has no obligation to register the resale of the Shares pursuant to the Securities Act or to otherwise qualify the Shares for resale under any federal, state or provincial securities laws.

3.4 Share Certificates. The Creditor acknowledges and agrees that all certificates representing the Shares will be endorsed with the following legend, or such similar legend as deemed advisable by legal counsel for the Company, to ensure compliance with Regulation D of the Securities Act and to reflect the status of the Shares as restricted securities:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND HAVE BEEN OFFERED AND SOLD IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED UNLESS THEY ARE REGISTERED UNDER THE APPLICABLE PROVISIONS OF THE ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT.”

3.5 Representations and Warranties of the Creditor. The Creditor, represents and warrants to the Company as follows, and acknowledges that the Company is relying upon such covenants, representations and warranties in connection with the sale of the Shares to the Creditor:

(a) The Creditor is an "Accredited Investor" as defined in Rule 501 of Regulation D of the Securities Act by virtue of satisfying one or more of the following categories:

If the Creditor is an individual (that is, a natural person and not a corporation, partnership, trust or other entity), then it satisfies one or more of the categories indicated below (please place an “X” on the appropriate lines):

____________	A natural person whose individual net worth, or joint net worth with that person’s spouse, at the date of this Subscription Agreement exceeds US $1,000,000;
____________	A natural person who had an individual income in excess of US $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of US $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

If the Creditor is a corporation, partnership, trust or other entity), then it satisfies one or more of the categories indicated below (please place an “X” on the appropriate lines):

X	An organization described in Section 501(c)(3) of the United States Internal Revenue Code, a corporation, a Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the Shares, with total assets in excess of US $5,000,000;

____________	A trust that (a) has total assets in excess of US $5,000,000, (b) was not formed for the specific purpose of acquiring the Shares and (c) is directed in its purchases of securities by a person who has such knowledge and experience in financial and business matters that he/she is capable of evaluating the merits and risks of an investment in the Shares;

____________	An investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act;
____________	A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;
____________	A private business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940; or
____________	An entity in which all of the equity owners satisfy the requirements of one or more of the foregoing categories.

(b) The Creditor has such knowledge, sophistication and experience in business and financial matters such that it is capable of evaluating the merits and risks of the investment in the Shares. The Creditor has evaluated the merits and risks of an investment in the Shares. The Creditor can bear the economic risk of this investment, and is able to afford a complete loss of this investment.

(c) The Creditor acknowledges that the Company is in the early stages of development of its business and the Company’s success is subject to a number of significant risks, including the risk that the Company will not be able to finance its plan of operations and that the Company’s business plan will not succeed. The Creditor acknowledges that any forward-looking information provided by the Company to the Creditor are subject to risks and uncertainties and that the Company’s actual results may differ materially from the results anticipated.

(d) The Shares will be acquired by the Creditor for investment for the Creditor's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Creditor has no present intention of selling, granting any participation in, or otherwise distributing the same. The Creditor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Shares.

(e) The Creditor has received or has had full opportunity to review the Company’s SEC Filings. The Creditor has had full opportunity to ask questions and receive answers from representatives of the Company regarding the Company’s SEC Filings, the terms and conditions of the Offering and the business, properties, prospects and financial condition of the Company, each as is necessary to evaluate the merits and risks of investing in the Securities. The Creditor believes it has received all the information it considers necessary or appropriate for deciding whether to purchase the Securities. The Creditor has had full opportunity to discuss this information with the Creditor’s legal and financial advisers prior to execution of this Agreement.

(f) The Creditor represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

(g) The Creditor has satisfied himself or herself as to the full observance of the laws of his or her jurisdiction in connection with any invitation to subscribe for the Shares or any use of this Agreement, including (i) the legal requirements within his jurisdiction for the purchase of the Shares; (ii) any foreign exchange restrictions applicable to such purchase; (iii) any governmental or other consents that may need to be obtained; (iv) the income tax and other tax consequences, if any, that may be relevant to an investment in the Shares; and (v) any restrictions on transfer applicable to any disposition of the Shares imposed by the jurisdiction in which the Creditor is resident.

(h) The Creditor has not purchased the Shares as a result of any form of general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio, television or other form of telecommunications, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

(i) This Agreement has been duly authorized, validly executed and delivered by the Creditor.

          3.6 British Columbia Matters. The Creditor acknowledges that certain of the directors and officers of the Company and the head office of the Company are presently located in the Province of British Columbia. In order to enable the Company to ensure compliance with British Columbia securities law, the Creditor represents and warrants to the Company that the Creditor an “accredited investor” within the meaning of National Instrument 45-106 and has completed the attached Canadian Accredited Investor Certificate attached hereto as Schedule A. The Creditor acknowledges that the Shares may not be sold or otherwise disposed of for value in British Columbia, except pursuant to either a prospectus or statutory exemption available only in specific and limited circumstances. The Creditor acknowledges that the Company is not a reporting issuer in the Province of British Columbia and has no plans to become a reporting issuer in the Province of British Columbia.

ARTICLE 4
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

          4.1 Representations and Warranties of the Company. The Company represents and warrants to the Creditor and acknowledges that the Creditor is relying upon such representations and warranties in connection with the execution, delivery and performance of this Agreement:

(a) The Company is a corporation duly incorporated and in good standing under the laws of the State of Nevada, and has the requisite corporate power and authority to conduct its business as it is currently being conducted, to enter into this Agreement and to issue the Shares to the Creditor.

(b) The execution and delivery by the Company of this Agreement has been duly authorized by all necessary action on the part of the Company, and no further consent or action is required by the Company, its board of directors or its stockholders.

(c) The issuance of the Shares has been duly authorized by all necessary corporate action of the Company.

(d) Upon issuance in accordance with the terms and conditions of this Agreement, the Shares will be validly issued, fully paid and non-assessable shares of the Company’s common stock.

(e) The existing stockholders of the Company have no pre-emptive or similar rights to purchase shares of Common Stock from the Company.

(f) The issue and sale of the Shares by the Company does not and will not conflict with, and does not and will not result in a breach of, any of the terms of its Articles of Incorporation or Bylaws or any agreement or instrument to which the Company is a party.

ARTICLE 5
MISCELLANEOUS PROVISIONS

5.1 Effectiveness of Representations; Survival. Each party is entitled to rely on the representations, warranties and agreements of each of the other parties and all such representation, warranties and agreement will be effective regardless of any investigation that any party has undertaken or failed to undertake. The representation, warranties and agreements will survive the purchase and sale of the Shares.

5.2 Further Assurances. Each of the parties hereto will cooperate with the others and execute and deliver to the other parties hereto such other instruments and documents and take such other actions as may be reasonably requested from time to time by any other party hereto as necessary to carry out, evidence, and confirm the intended purposes of this Agreement.

5.3 Amendment. This Agreement may not be amended except by an instrument in writing signed by each of the parties.

5.4 Expenses. Each party to this Agreement will bear its respective expenses incurred in connection with the preparation, execution, and performance of this Agreement and the transactions contemplated hereby, including all fees and expenses of agents, representatives, counsel, and accountants.

5.5 Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersede all prior arrangements and understandings, both written and oral, expressed or implied, with respect thereto. Any preceding correspondence or offers are expressly superseded and terminated by this Agreement. In particular, this Agreement and the issuance of the Shares to the Creditor supersedes and replaces any obligation of the Company to issue 1,500,000 shares of Common Stock to the Creditor arising under the Original Agreement.

5.6 Severability. If one or more provisions of this Agreement is held to be unenforceable under applicable law, such provision will be excluded from this Agreement and the balance of this Agreement will be enforceable in accordance with its terms.

5.7 Notices. All notices and other communications required or permitted under to this Agreement must be in writing and will be deemed given if sent by personal delivery, faxed with electronic confirmation of delivery, internationally-recognized express courier or registered or certified mail (return receipt requested), postage prepaid, to the parties at the following addresses (or at such other address for a party as will be specified by like notice):

If to the Investor:

AT THE ADDRESS SET FORTH ON THE
SIGNATURE PAGE TO THIS AGREEMENT

If to the Corporation:

Arvana Inc.
Suite 2610, 1066 West Hastings Street, Vancouver, BC V6E 3X2

Attention: Mr. Teyfik Oezcan, Chief Executive Officer

All such notices and other communications will be deemed to have been received (a) in the case of personal delivery, on the date of such delivery, (b) in the case of a fax, when the party sending such fax has received electronic confirmation of its delivery, (c) in the case of delivery by internationally-recognized express courier, on the business day following dispatch and (d) in the case of mailing, on the fifth business day following mailing.

5.8 Headings. The headings contained in this Agreement are for convenience purposes only and will not affect in any way the meaning or interpretation of this Agreement.

5.9 Benefits. This Agreement is and will only be construed as for the benefit of or enforceable by those persons party to this Agreement.

5.10 Assignment. This Agreement may not be assigned (except by operation of law) by any party without the consent of the other parties.

5.11 Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of Nevada applicable to contracts made and to be performed therein.

5.12 Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction will be applied against any party.

5.13 Counterparts. This Agreement may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

5.14 Electronic Means. Delivery of an executed copy of this Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Agreement as of the date of its acceptance by the Company.

IN WITNESS WHEREOF, this Subscription Agreement is executed as of the day and year first written above.

Signature of Creditor or Authorized Signatory of Creditor:	/s/ Robert Russell

Name of Authorized Signatory of Creditor (if applicable):	Robert Russell

Title of Authorized Signatory of Creditor (if applicable):	President

Name of Creditor:	IP Horizon LLC

Address of Creditor:	808 Priscilla Street

Salisbury MD 21801

ARVANA INC.

Signature of Authorized Signatory:	/s/ Ross Wilmot

Name of Authorized Signatory:	Ross Wilmot

Position of Authorized Signatory:	Director

ARVANA NETWORKS INC.

Signature of Authorized Signatory:	/s/ Ross Wilmot

Name of Authorized Signatory:	Ross Wilmot

Position of Authorized Signatory:	Director

SCHEDULE A

CANADIAN ACCREDITED INVESTOR CERTIFICATE

In connection with the issuance of the Shares by the Company to the Creditor, the Creditor certifies that it and any beneficial purchaser, as applicable, is an “accredited investor” as defined in National Instrument 45-106 – Prospectus and Registration Exemptions by virtue of satisfying one of more of the following criteria and acknowledges that the Company is relying on this certificate in determining to issue the Shares to the Creditor. (Please insert a checkmark in the box beside each applicable paragraph)

“Accredited investor” means

(a)	a Canadian financial institution, or a Schedule III bank;	[ ]

(b)	the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada);	[ ]

(c)
a subsidiary of any person referred to in paragraphs (a) or (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary;
[ ]

(d)
a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer, other than a person registered solely as a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador);
[ ]

(e)	an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d);	[ ]

(f)	the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction of Canada;	[ ]

(g)
a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l’île de Montréal or an intermunicipal management board in Québec;
[ ]

(h)	any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government;	[ ]

(i)	a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada;	[ ]

(j)
an individual who, either alone or with a spouse, beneficially owns, directly or indirectly, financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds $1,000,000;
[ ]

(k)
an individual whose net income before taxes exceeded $200,000 in each of the 2 most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the 2 most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year;
[ ]

(l)	an individual who, either alone or with a spouse, has net assets of at least $5,000,000;	[ ]

(m)	a person, other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements;	[ X ]

(n)	an investment fund that distributes or has distributed its securities only to	[ ]

(i) a person that is or was an accredited investor at the time of the distribution,
(ii)
a person that acquires or acquired securities in the circumstances referred to in section 2.10 of NI 45-106 (being that (I) the person purchases as principal, (II) the security has an acquisition cost to the purchaser of not less than $150,000 paid in cash at the time of the trade, and (III) the trade is in the security of a single Company), and section 2.19 of NI 45-106 (being a trade by an investment fund in a security of its own issue to a security holder of the investment fund where (I) the security holder initially acquired securities of the investment fund as principal for an acquisition cost of not less than $150,000 paid in cash at the time of the trade, (II) the subsequent trade is for a security of the same class or series as the initial trade, and (III) the security holder, as at the date of the subsequent trade, holds securities of the investment fund that have an acquisition cost of not less than $150,000 or a net asset value of not less than $150,000); or

(iii) a person described in paragraph (i) or (ii) that acquires or acquired securities under section 2.18 “Investment fund reinvestment” of NI 45-106;

(o)
an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Québec, the securities regulatory authority, has issued a receipt;
[ ]

(p)
a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be;
[ ]

(q)	a person acting on behalf of a fully managed account managed by that person, if that person	[ ]

(i) is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction, and
(ii) in Ontario, is purchasing a security that is not a security of an investment fund;

(r)
a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded;
[ ]

(s)	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) in form and function;	[ ]

(t)
a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors;
[ ]

(u)	an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser; or	[ ]

(v)	a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Québec, the regulator as	[ ]

(i) an accredited investor, or (ii) an exempt purchaser in Alberta or British Columbia after National Instrument 45-106 comes into force.

The following definitions are included for convenience only; reference should be had to the applicable legislation:

(a)	“director” means

	(i)	a member of the board of directors of a company or an individual who performs similar functions for a company, and

	(ii)	with respect to a person that is not a company, an individual who performs functions similar to those of a director of a company;

(b)	“eligibility adviser” means

(i)

a person that is registered as an investment dealer or in an equivalent category of registration under the securities legislation of the jurisdiction of a purchaser and authorized to give advice with respect to the type of security being distributed, and

(ii)

in Saskatchewan or Manitoba, also means a lawyer who is a practicing member in good standing with a law society of a jurisdiction of Canada or a public accountant who is a member in good standing of an institute or association of chartered accountants, certified general accountants or certified management accountants in a jurisdiction of Canada provided that the lawyer or public accountant must not

(a) have a professional, business or personal relationship with the Company, or any of its directors, executive officers, founders, or control persons, and

(b)

have acted for or been retained personally or otherwise as an employee, executive officer, director, associate or partner of a person that has acted for or been retained by the Company or any of its directors, executive officers, founders or control persons within the previous 12 months;

(c)	“entity” means a company, syndicate, partnership, trust or unincorporated organization;

(d)	“financial assets” means cash, securities, or a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation;

(e)

“fully managed account” means an account of a client for which a person makes the investment decisions if that person has full discretion to trade in securities for the account without requiring the client’s express consent to a transaction;

(f)	“investment fund” has the same meaning as in National Instrument 81-106 Investment Fund Continuous Disclosure;

(g)	“person” includes

	(i)	an individual,

	(ii)	a corporation,

	(iii)	a partnership, trust, fund and an association, syndicate, organization or other organized group of persons, whether incorporated or not, and

	(iv)	an individual or other person in that person’s capacity as a trustee, executor, administrator or personal or other legal representative;

(h)	“related liabilities” means

	(i)	liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets, or

	(ii)	liabilities that are secured by financial assets;

(i)	“spouse” means, an individual who,

	(i)	is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada), from the other individual,

	(ii)	is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender, or

	(iii)	in Alberta, is an individual referred to in paragraph (i) or (ii), or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta); and

(j)	“subsidiary” means an Company that is controlled directly or indirectly by another Company and includes a subsidiary of that subsidiary.

          An Company is an “affiliate” of another Company if (i) one of them is the subsidiary of the other, or (ii) each of them is controlled by the same person.

          In National Instrument 45-106 a person (first person) is considered to “control” another person (second person) if

(i)	the first person, directly or indirectly, beneficially owns or exercises control or direction over securities of the second person carrying votes which, if exercised, would entitle the first person to elect a majority of the directors of the second person, unless that first person holds the voting securities only to secure an obligation,

(ii)	the second person is a partnership, other than a limited partnership, and the first person holds more than 50% of the interests of the partnership, or

(iii)	the second person is a limited partnership and the general partner of the limited partnership is the first person.

*************

          The foregoing representation, warranty and certificate is true and accurate as of the date of this certificate and will be true and accurate as of Closing. If any such representation, warranty or certificate shall not be true and accurate prior to Closing, the undersigned shall give immediate written notice of such fact to the Company.

Dated:_____________________, 2007	Signed: /s/ Robert Russell

IP Horizon LLC
Witness (If Creditor is an Individual)	Print the name of Creditor

Robert Russell, President
Print Name of Witness	If Creditor is a Corporation, print name and title
of Authorized Signing Officer